UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 19, 2003

                           ISLE OF CAPRI CASINOS, INC.
             (Exact name of Registrant as specified in its charter)

                  DELAWARE          0-20538          41-1659606
           (State or other          (Commission          (IRS Employer
jurisdiction  of  incorporation)          File  Number)          Identification
Number)


            1641 POPPS FERRY ROAD, BILOXI, MISSISSIPPI          39532
(Address  of  principal  executive  offices)          (Zip  Code)


                                 (228) 396-7000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
(c)   Exhibits
99.1    Text  of  press  release,  dated  June  19,  2003,  of  the  Registrant.

ITEM  9.  REGULATION  FD  DISCLOSURE

       The information contained in this Item 9 of the Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

       The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

       On June 19, 2003, Isle of Capri Casinos, Inc. issued a press release announcing the financial results of the fourth fiscal quarter and fiscal year ended April 27, 2003. A copy of the press release is furnished herewith as
Exhibit  99.1  and  is  incorporated  herein  by  reference.


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

     ISLE  OF  CAPRI  CASINOS,  INC.
     a  Delaware  corporation
Date:  June  19,  2003     By:          /s/   REXFORD  YEISLEY
     Name:          Rexford  Yeisley
               Senior  Vice  President  and
     Title:          Chief  Financial  Officer

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